August 8, 2024

GENERAL NEW YORK MUNICIPAL MONEY MARKET FUND

-Dreyfus New York Municipal Money Market Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of General New York Municipal Money Market Fund (the "Trust") has approved the liquidation of Dreyfus New York Municipal Money Market Fund (the "Fund"), a series of the Trust, effective on or about October 28, 2024 (the "Liquidation Date"). Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and/or allowed to mature in their normal course and the Fund may cease to pursue its investment objective and policies. The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about September 18, 2024 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established for "sweep accounts" and by participants in group retirement plans (and their successor plans), if the Fund is established as an investment option under the plans before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after October 18, 2024. However, subsequent investments by retirement accounts sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates ("BNYM Adviser Retirement Accounts") pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted after October 18, 2024. Please note that checks presented for payment to the Fund's transfer agent pursuant to the Fund's Checkwriting Privilege on or after the Liquidation Date will not be honored.

Fund shares held on the Liquidation Date in BNYM Adviser Retirement Accounts will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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